UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015 (May 12, 2015)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

600 North Dairy Ashford
Houston, Texas 77079
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (281) 293-1000

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

ConocoPhillips held its annual meeting of stockholders on May 12, 2015.  The results of the matters submitted to a vote of the stockholders at the meeting are set forth below.

ELECTION OF DIRECTORS

All 11 nominated directors were elected to serve a one-year term.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Richard L. Armitage	810,886,577	11,578,519	3,864,262	246,408,887
Richard H. Auchinleck	804,477,115	17,374,446	4,477,797	246,408,887
Charles E. Bunch	809,321,271	13,257,197	3,750,890	246,408,887
James E. Copeland, Jr.	813,090,903	9,355,367	3,883,088	246,408,887
John V. Faraci	817,473,507	5,095,026	3,760,825	246,408,887
Jody L. Freeman	812,990,810	9,692,394	3,646,154	246,408,887
Gay Huey Evans	813,719,091	8,865,056	3,745,211	246,408,887
Ryan M. Lance	788,227,998	31,762,852	6,338,508	246,408,887
Arjun N. Murti	816,937,854	5,611,143	3,780,361	246,408,887
Robert A. Niblock	808,611,931	14,017,259	3,700,168	246,408,887
Harald J. Norvik	809,873,406	12,750,847	3,705,105	246,408,887

RATIFICATION OF AUDITORS

The ratification of the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2015 was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Ratification of Appointment of Ernst & Young LLP as ConocoPhillips’ Independent Registered Public Accounting Firm	1,057,199,979	11,396,379	4,141,887	—

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The advisory approval of the compensation of our Named Executive Officers was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Advisory Approval of the Compensation of our Named Executive Officers	773,076,753	46,728,703	6,523,902	246,408,887

STOCKHOLDER PROPOSAL: REPORT ON LOBBYING EXPEDNITURES

A stockholder proposal for the Company to publish an annual report disclosing expenditures for direct and indirect lobbying and grassroots lobbying was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Report on Lobbying Expenditures	191,193,759	521,551,547	113,584,052	246,408,887

STOCKHOLDER PROPOSAL: NO ACCELERATED VESTING UPON CHANGE IN CONTROL

A stockholder proposal for the Company to adopt a policy that upon a change in control there will be no accelerated vesting of performance shares or units granted to any senior executive was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
No Accelerated Vesting Upon Change in Control	238,491,246	580,665,946	7,172,166	246,408,887

STOCKHOLDER PROPOSAL: POLICY ON USING RESERVES METRICS TO DETERMINE INCENTIVE COMPENSATION

A stockholder proposal for the Company to adopt a policy that it will not use any metric based on reserves to determine incentive compensation for senior executives without adjusting under a demand reduction scenario was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Policy on Using Reserves Metrics to Determine Incentive Compensation	45,835,441	738,460,300	42,033,617	246,408,887

STOCKHOLDER PROPOSAL: PROXY ACCESS

A stockholder proposal for the Company to adopt, and present for stockholder approval, a proxy access bylaw was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Proxy Access	444,379,995	374,315,155	7,634,208	246,408,887

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Janet Langford Kelly
May 13, 2015	Janet Langford Kelly
Senior Vice President, Legal,
General Counsel and Corporate Secretary